Exhibit 4.4

8% Cumulative Perpetual Preferred Stock, Series B $20.00 Liquidation Value Certificate Number 001 Shares 105,647 Pacific Coast Bankers’ Bank TRANSFER OF THIS CERTIFICATE IS RESTRICTED. SEE LEGEND ON REVERSE SIDE THIS CERTIFIES THAT IS THE OWNER OF ** ONE HUNDRED FIVE THOUSAND SIX HUNDRED FORTY SEVEN SHARES ** FULLY PAID AND NON-ASSESSABLE SHARES OF THE 8% CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B OF Community Valley Bancorp transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Articles of Incorporation, all amendments thereto and the Bylaws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereafter outstanding; the terms of all such provision, rights, preferences and voting powers in the Certificate of Determination for the Corporation’s Preferred Stock Series B being incorporated herein by reference. IN WITNESS THEREOF, Community Valley Bancorp has caused this certificate to be executed by signatures of its duly authorized officers. President Secretary DATED DECEMBER , 2009 COMMUNITY VALLEY BANCORP

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THIS INSTRUMENT IS ISSUED SUBJECT TO RIGHTS, PRIVILEGES, PREFERENCES AND RESTRICTIONS IN THE CERTIFICATE OF DETERMINATION FILED WITH THE CALIFORNIA SECRETARY OF STATE FOR THE COMPANY’S PREFERRED STOCK SERIES B.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN	Custodian
ACT-
TEN ENT	-	as tenants by the entireties		(CUST)	(Minor)
JT TEN	-	as joint tenants with right of survivorship
under Uniform Gifts to Minors Act
		and not as tenants in common		(STATE)
			UNIF TRF MIN ACT	Custodian (until age ).
(CUST)
(MINOR)
under Uniform Transfers to Minors Act
(STATE)

Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                          shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                        Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20
		Signature:

		Signature:
SIGNATURE(S) GUARANTEED:		NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE l7Ad-15.